Dreyfus BASIC New Jersey Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
   We are pleased to report the performance for Dreyfus BASIC New Jersey Municipal Money Market Portfolio for its annual reporting period ended August 31, 1997. Your Fund produced a yield of 3.12% and, after taking into account the effect of compounding, the effective yield was 3.17%.*

THE ECONOMY
   A surprisingly robust 3.6% economic growth rate was reported in the recently revised Gross Domestic Product (GDP), far higher than the 2.2% rate estimated earlier. This strength continued into the summer as the index of leading economic indicators rose solidly in July, along with retail spending, construction spending, and real merchandise exports, which advanced at a resounding 24% pace over last year. Consumer confidence was up, too, climbing to
129.1 in August from 126.3 in July, nearly reaching the 28-year high seen in June. That confidence was reflected in higher consumer spending, which rebounded from an anemic 0.8% during the second quarter to an ebullient 3.5% clip over the summer months.
   Amid all this positive economic news, inflation still appears to be in abeyance. However, there are hints of a turn: higher energy prices, a tighter labor market and the potentially inflationary effect of the UPS strike settlement. Market volatility shows that investors are sensitive to inflationary pressures, although the Federal Reserve Board's Open Market Committee (FOMC) has not raised the Federal Funds target rate since March. On the positive side, the Asian currency crisis could blunt incipient U.S. inflation pressures by hurting exports to the region and exporters' earnings, thereby muting any potential rise in U.S. interest rates. Over recent months, interest rates in the money markets have remained virtually unchanged for securities with maturities of three months and under, while yields on maturities between nine months and one year have trended up slightly in anticipation of a Fed interest-rate hike.

MARKET ENVIRONMENT/PORTFOLIO
   Each year, as summer approaches, the short-term municipal market experiences volatility that is reflective of the changing patterns of supply and demand conditions during the period. These market "technicals" require adjustments to portfolio strategy in anticipation of conditions such as an increase in available securities due to fund redemptions (April tax season), a dearth of supply of high quality issues (end of June maturities), and substantial new money market issuance (mid-July financings). Our portfolio adjustments have attempted to structure the Portfolio in such a way as to take advantage of these changing conditions in an effort to enhance the Portfolio's yield while maintaining our commitment to high quality holdings.
   In response to the changes we anticipated in both cash flow and supply conditions, we began preparations in early June for extending the average maturities for the Portfolio. By creating a calendar of upcoming New Jersey-exempt new issues and by subjecting each new issue to rigorous in-house credit review, we were positioned to take advantage of those notes which we believed would be attractive holdings for the Portfolio. Initially, the lack of supply of suitable New Jersey paper restrained the maturity extension to some degree. However, where possible, we committed to high quality issues that lengthened the Portfolio's average maturity to approach the 50-day range. We expect to continue to purchase notes selectively in the coming months in seeking to maximize the Portfolio's yield. As we endeavor to accomplish this, we will continue to commit to those issues which meet our high quality investment guidelines and which provide the appropriate level of liquidity for the Portfolio's needs. Additionally, we will monitor any conditions which affect our marketplace and adjust our investment policy where necessary to pursue competitive returns.

   Included in this report is a series of detailed statements about the Portfolio's holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Portfolio and in The Dreyfus Corporation.

                                        Very truly yours,

                                        Richard J. Moynihan
                                        Director, Municipal Portfolio Management
                                        The Dreyfus Corporation
September 17, 1997
New York, N.Y.

*Effective yield is based upon dividends declared daily and reinvested monthly.
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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Statement of Investments                                         August 31, 1997

                                                                                       Principal
Tax Exempt Investments--100.0%                                                          Amount             Value
-----------------------------------------------------------------------------        ------------      -------------
New Jersey--95.3%
Atlantic County Improvement Authority, Revenue, VRDN (Pooled Government Loan Program)
   3% (LOC; Kredietbank) (a,b)...............................................        $ 4,000,000       $  4,000,000

Burlington County, BAN:
   4.25%, 4/23/98............................................................          2,000,000          2,004,307
   4.40%, Series C, 6/12/98..................................................          3,800,000          3,818,501

East Brunswick Township, BAN 3.75%, 1/2/98...................................          3,821,500          3,825,232

Essex County Improvement Authority, Revenue, VRDN
   (Pooled Government Loan Program)
   2.90% (LOC; Banco Santander) (a,b)........................................          4,600,000          4,600,000

Florence Township, BAN 4%, 2/13/98...........................................          5,000,000          5,005,440

Hudson County Improvement Authority, VRDN (Essential Purpose Pooled Government)
   3.25% (LOC: Comerica Bank and Fuji Bank) (a,b)............................          4,700,000          4,700,000

Monmouth County Improvement Authority, Revenue, VRDN
   (Pooled Government Loan Program)
   3% (LOC; Union Bank of Switzerland) (a,b).................................          5,000,000          5,000,000

Morristown, BAN 4.50%, 5/6/98................................................          1,500,000          1,504,875

State of New Jersey, GO Notes 5%, Series E, 7/15/98..........................          3,055,000          3,083,822

New Jersey Economic Development Authority:
   Thermal Energy Facilities, Revenue (Thermal Energy Limited Partnership)
     3.85%, 11/13/97 (Escrowed in; U.S. Treasury Bills)......................          3,000,000          3,000,000
   VRDN:
     Dock Facility Revenue, Refunding (Bayonne/ IMTT Project)
       3.35%, Series A (LOC; ABN-Amro Bank) (a,b)............................          2,000,000          2,000,000
     EDR, Refunding (Dow Chemical-El Dorado Terminal)
       3%, Series 1984A (LOC; Dow Chemical Co.) (a,b)........................          7,000,000          7,000,000
     Industrial and EDR (Merck and Co.)
       3.60%, Series A and B (a).............................................          1,700,000          1,700,000
     Natural Gas Facilities, Revenue (NUI Corp. Project)
       3.20%, Series A (LOC; The Bank of New York and Insured; AMBAC) (a,b)..          5,000,000          5,000,000
     Revenue (First Mortgage-Cranes Mill Project)
       2.80%, Series C (LOC; Bank of Ireland) (a,b)..........................          3,500,000          3,500,000

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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
-----------------------------------------------------------------------------
Statement of Investments                                      August 31, 1997

                                                                                       Principal
Tax Exempt Investments--100.0%                                                          Amount             Value
-----------------------------------------------------------------------------        ------------      -------------
New Jersey Health Care Facilities Financing Authority, Revenue, VRDN
   (Hospital Capital Asset Financing):
     3.15%, Series A (LOC; Chase Manhattan Bank) (a,b).......................        $ 5,500,000       $  5,500,000
     3.15%, Series D (LOC; Chase Manhattan Bank) (a,b).......................          6,000,000          6,000,000

New Jersey Sports and Exposition Authority, VRDN (State Contract)
   3.15%, Series C (Insured; MBIA and Liquidity; Barclays Bank) (a)..........         10,145,000         10,145,000

New Jersey Turnpike Authority, Turnpike Revenue, Refunding, VRDN
   2.65%, Series D (Insured; FGIC and SBPA; Societe Generale) (a)............          1,900,000          1,900,000

Passaic County, BAN 4.50%, 9/26/97...........................................          1,805,000          1,805,629

Passaic County Utilities Authority, Notes (Solid Waste Systems Revenue Project)
   3.95%, Series B, 9/3/97 (Insured; MBIA)...................................          1,250,000          1,250,000

Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
   (Versatile Structure Obligation):
     3.60%, Series 3 (BPA; Morgan Guaranty Trust Co.) (a)....................          6,700,000          6,700,000
     3.60%, Series 5 (Liquidity; Bayerische Landesbank) (a)..................         15,500,000         15,500,000
     3.70%, Series 4 (LOC; Landesbank Hessen) (a,b)..........................          8,300,000          8,300,000

Salem County Pollution Control Financing Authority, PCR, Refunding, VRDN
   (Public Service Electric and Gas)
   3.25% (BPA; Swiss Bank Corp. and Insured; MBIA) (a).......................          6,500,000          6,500,000

Woodbridge Township, BAN 4.25%, 7/1/98.......................................          5,000,000          5,017,980

U.S. Related--4.7%

Commonwealth of Puerto Rico Government Development Bank, Refunding, VRDN
   2.90% (LOC; Credit Suisse) (a,b)..........................................          2,800,000          2,800,000

Puerto Rico Industrial, Medical and Environmental Pollution Control
   Facilities Financing Authority, Revenue
   3.80%, 9/1/97 (LOC; ABN-Amro Bank) (b)....................................          3,500,000          3,500,000
                                                                                                       ------------

TOTAL INVESTMENTS (cost $134,660,786)........................................                          $134,660,786
                                                                                                       ============
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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
-----------------------------------------------------------------------------


Summary of Abbreviations
-----------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    LOC        Letter of Credit
BAN        Bond Anticipation Notes                          MBIA       Municipal Bond Investors Assurance
BPA        Bond Purchase Agreement                                       Insurance Corporation
EDR        Economic Development Revenue                     PCR        Pollution ControlRevenue
FGIC       Financial Guaranty Insurance Company             SBPA       Standby Bond Purchase Agreement
GO         General Obligation                               VRDN       Variable Rate Demand Notes

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Summary of Combined Ratings (Unaudited)
-----------------------------------------------------------------------------
Fitch (c)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
F1+/F1                         VMIG1/MIG1, P1                 SP1+/SP1, A1+/A1                   82.1%
AAA/AA (d)                     Aaa/Aa (d)                     AAA/AA (d)                         2.3
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                      15.6
                                                                                                ------
                                                                                                100.0%
                                                                                                ======

Notes to Statement of Investments:
------------------------------------------------------------------------------
(a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(b) Secured by letters of credit. At August 31, 1997, 45.3% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and corporations.
(c) Fitch currently provides creditworthiness information for a limited number of investments.
(d) Notes which are not MIG, SP or F rated are represented by bond ratings of the issuers.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.

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                       See notes to financial statements.

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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
------------------------------------------------------------------------------
Statement of Assets and Liabilities                            August 31, 1997


                                                                                                 Cost            Value
                                                                                             -------------   -------------
ASSETS:                       Investments in securities--See Statement of Investments        $134,660,786    $134,660,786
                              Cash.............................................                                   975,507
                              Interest receivable..............................                                   986,138
                              Prepaid expenses and other assets................                                    10,687
                                                                                                             ------------
                                                                                                              136,633,118
                                                                                                             ------------
LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                    25,776
                              Accrued expenses.................................                                    53,958
                                                                                                             ------------
                                                                                                                   79,734
                                                                                                             ------------
NET ASSETS at value, represented by paid-in capital............................                              $136,553,384
                                                                                                             ============
SHARES OUTSTANDING
(1 billion shares of $.001 par value Common Stock authorized)..................                               136,553,384

NET ASSET VALUE, offering and redemption price per share.......................                                     $1.00
                                                                                                                    =====
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Statement of Operations                               Year Ended August 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income..................................                              $4,230,797

EXPENSES:                     Management fee--Note 2(a)........................         $608,537
                              Shareholder servicing costs--Note 2(b)...........           88,701
                              Custodian fees...................................           16,641
                              Registration fees................................           16,256
                              Professional fees................................           16,123
                              Directors' fees and expenses--Note 2(c)..........            2,504
                              Prospectus and shareholders' reports.............            2,184
                              Miscellaneous....................................            6,015
                                                                                        --------
                                   Total Expenses..............................          756,961
                              Less--reduction in management fee due to
                                undertaking--Note 2(a).........................         (324,583)
                                                                                        --------
                                   Net Expenses................................                                 432,378
                                                                                                             ----------

INVESTMENT INCOME--NET, representing net increase in net assets
      resulting from operations................................................                              $3,798,419
                                                                                                             ==========


                       See notes to financial statements.
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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                              Year Ended          Year Ended
                                                                            August 31, 1997    August 31, 1996*
                                                                            ---------------    ----------------
OPERATIONS:
  Investment income--net................................................      $  3,798,419       $  1,285,661
                                                                              ------------       ------------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment Income--net................................................        (3,798,419)        (1,285,661)
                                                                              ------------       ------------

CAPITALSTOCK TRANSACTIONS ($1.00 per share):
  Net proceeds from shares sold.........................................       111,644,558        129,477,481
  Dividends reinvested..................................................         3,698,562          1,250,908
  Cost of shares redeemed...............................................       (79,037,487)       (30,480,638)
                                                                              ------------       ------------

      Increase (Decrease) in Net Assets from Capital Stock Transactions.        36,305,633        100,247,751
                                                                              ------------       ------------

        Total Increase (Decrease) in Net Assets.........................        36,305,633        100,247,751

NET ASSETS:
  Beginning of Period...................................................       100,247,751             --
                                                                              ------------       ------------
  End of Period.........................................................      $136,553,384       $100,247,751
                                                                              ============       ============

------------------------
* From December 1, 1995 (commencement of operations) to August 31, 1996.


                       See notes to financial statements.
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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                       Year Ended August 31,
                                                                                    -------------------------
PER SHARE DATA:                                                                      1997            1996(1)
                                                                                    ------           ------
   Net asset value, beginning of period....................................         $1.00            $1.00
                                                                                    -----            -----
   Investment Operations:
   Investment income--net..................................................          .031             .025
                                                                                    -----            -----
   Distributions:
   Dividends from investment income--net...................................         (.031)           (.025)
                                                                                    -----            -----
   Net asset value, end of period..........................................         $1.00            $1.00
                                                                                    =====            =====
TOTAL INVESTMENT RETURN....................................................          3.17%            3.38%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................................           .36%             .06%(2)
   Ratio of net investment income to average net assets....................          3.12%            3.25%(2)
   Decrease reflected in above expense ratios due to undertakings by the Manager      .27%             .68%(2)
   Net Assets, end of period (000's Omitted)...............................      $136,553         $100,248

-----------------
(1) From December 1, 1995 (commencement of operations) to August 31, 1996.
(2) Annualized.


                       See notes to financial statements.
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Dreyfus BASIC New Jersey Municipal Money Market Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
     Dreyfus BASIC New Jersey Municipal Money Market Portfolio (the "Fund") is a series of Dreyfus BASIC Municipal Fund, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering four series, including the Fund. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and New Jersey income tax as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. is the distributor of the Fund's shares, which are sold to the public without a sales charge.

     The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

     It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value per share of $1.00.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Company's Board of Directors to represent the fair value of the Fund's investments.

     (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.
Cost of investments represents amortized cost.

     The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

     (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

     At August 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus BASIC New Jersey Municipal Money Market Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Management Fee and Other Transactions With Affiliates:
     (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager had undertaken from September 1, 1996 through April 20, 1997, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate annual expenses exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceeded specified annual percentages of the value of the Fund's average daily net assets. The Manager has currently undertaken from April 21, 1997 through June 30, 1998, to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses (exclusive of certain expenses as described above) exceed an annual rate of .45 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $324,583 during the period ended August 31, 1997.

     (B) Under the Shareholder Services Plan, the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 1997, the Fund was charged an aggregate of $74,759 pursuant to the Shareholder Services Plan.

     The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $7,254 during the period ended August 31, 1997.

     (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

Dreyfus BASIC New Jersey Municipal Money Market Portfolio
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Directors
Dreyfus BASIC New Jersey Municipal Money Market Portfolio

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus BASIC New Jersey Municipal Money Market Portfolio (one of the Series constituting Dreyfus BASIC Municipal Fund, Inc.) as of August 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC New Jersey Municipal Money Market Portfolio at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the two years in the period then ended, and the financial highlights for each of the indiciated years, in conformity with generally accepted accounting principles.


New York, New York
October 3, 1997

Important Tax Information (Unaudited)
     In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended August 31, 1997 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New Jersey residents, New Jersey personal income taxes).

BASIC New Jersey
Municipal Money
Market Portfolio
Annual Report

August 31, 1997

Dreyfus BASIC New Jersey
Municipal Money Market Portfolio
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                      127AR978

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